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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 17, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

    MISSOURI                        0-20600                    43-1311101
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  Identification
 organization)                                                   Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                              63044
(Address of principal executive offices)                       (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE.

                  On March 17, 2005, Zoltek Companies, Inc. (the "Company") issued a press release reporting that its fire-resistant Pyron(R) fiber has been selected by the Juvenile Products Division of Simmons Company as its material of choice for a new line of super-safe cribs and mattresses for babies and small children. Zoltek is teamed with Leggett & Platt, Inc. in supplying this bedding material to Simmons. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------
                  99                   Press Release issued by the Company
                                       on March 17, 2005.

                                    * * *

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 21, 2005

                                        ZOLTEK COMPANIES, INC.

                                        By /s/ Kevin Schott
                                           --------------------------------
                                           Kevin Schott
                                           Chief Financial Officer


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                                EXHIBIT INDEX

 Exhibit
 Number                                   Description
 ------                                   -----------

   99                          Press Release, dated March 17, 2005.


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